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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               October 22, 1998
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                       (Date of earliest event reported)



                          BA Merchant Services, Inc.
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            (Exact name of registrant as specified in its charter)



          Delaware                     1-12365                  94-3252840
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(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)


       One South Van Ness Avenue
       San Francisco, California                                   94103
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(Address of principal executive offices)                         (Zip Code)


                                 415-241-3390
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             (Registrant's telephone number, including area code)


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     Item 5.   Other Events.
               ------------

     Attached as Exhibit 99 is a copy of BA Merchant Services, Inc.'s press release dated October 22, 1998 titled "BA Merchant Services, Inc. Report That Bank of America NT&SA Has Disclosed Its Intention to Offer to Acquire All of the Class A Shares of BAMS."


     Item 7.   Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits
               --------

          (c)  Exhibits

Exhibit Number      Description
--------------      -----------
     99             BA Merchant Services, Inc. press release dated October 22,
                    1998 titled "BA Merchant Services, Inc. Reports That Bank of
                    America NT&SA Has Disclosed Its Intention to Offer to
                    Acquire All of the Class A Shares of BAMS"


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               BA MERCHANT SERVICES, INC.
                                               --------------------------
                                                      (Registrant)


Date:  October 23, 1998
                                            By      /s/ JAMES H. WILLIAMS
                                               ------------------------------
                                                        James H. Williams
                                                        Executive Vice President
                                                        and Chief Financial
                                                        Officer